Ex. 99.28

JACKSON FINANCIAL INC.

Restricted Securities/Affiliates List

Effective Oct 1, 20231

Restricted Securities

COMPANY
Jackson Financial Inc.
Jackson National Life Global Funding
PPM Funds

Minority Interest Holders

Company	Country of Organization	Control/Ownership
Prudential plc	United Kingdom and Wales	0% Minority Interest held in Jackson Financial Inc. [2]
The Vanguard Group	United States (Pennsylvania)	10.2% Minority Interest held in Jackson Financial Inc.3
FMR LLC	United States (Delaware)	6.815% Minority Interest held in Jackson Financial Inc.[4]
Abigail P. Johnson	United States	6.815% Minority Interest held in Jackson Financial Inc. [4]
Fidelity Management & Research Company LLC IA	United States (CT, IL, MA, NH, RI)	5% or more Minority Interest held in Jackson Financial Inc. [4]
Fidelity Management Trust Company BK	United States (Massachusetts)	5% or more Minority Interest held in Jackson Financial Inc. [4]
Strategic Advisers LLC IA	United States[5]	5% or more Minority Interest held in Jackson Financial Inc. [4]
BlackRock, Inc.	United States (Delaware)	7.7% Minority Interest held in Jackson Financial Inc[6]
BlackRock Life Limited	United Kingdom	5% or more Minority Interest held in Jackson Financial Inc. [6]
Aperio Group, LLC	California	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Advisors, LLC	Delaware	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock (Netherlands) B.V.	Netherlands	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Institutional Trust Company, National Association	California	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Asset Management Ireland Limited	Ireland	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Financial Management, Inc.	Delaware	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Japan Co., Ltd.	Japan	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Asset Management Schweiz AG	Switzerland	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Investment Management, LLC	Delaware	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Investment Management (UK) Limited	United Kingdom	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Asset Management Canada Limited	Canada	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock (Luxembourg) S.A.	Luxembourg	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Investment Management (Australia) Limited	Australia	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Fund Advisors	California	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Fund Managers Ltd	United Kingdom	5% or more Minority Interest held in Jackson Financial Inc. [6]

1 Information as of October 1, 2023, except where otherwise indicated, based on information contained in public filings on EDGAR. To the extent entities have not amended their beneficial ownership filings on EDGAR, actual percentages may differ.

As Of October 1, 2023 Updated By: Jackson Legal, Office Of The Corporate Secretary

BlackRock Investment Management, LLC	Delaware	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Investment Management (UK) Limited	United Kingdom	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Asset Management Canada Limited	Canada	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock (Luxembourg) S.A.	Luxembourg	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Investment Management (Australia) Limited	Australia	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Fund Advisors	California	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Fund Managers Ltd	United Kingdom	5% or more Minority Interest held in Jackson Financial Inc. [6]

2 Percentage held as of June 30, 2023, Form 10-Q filed by JFI on EDGAR on August 8, 2023.

3 Percentage held as of February 9, 2023, SC 13G filed by The Vanguard Group on EDGAR, subject to change.

4 Percentage held as of February 9, 2023, SC 13G filed by FMR LLC and Abigail P. Johnson on EDGAR, subject to change.

5 Please see https://adviserinfo.sec.gov/firm/summary/104555 for list of individual US States.

6 Percentage held as of February 24, 2023, SC 13G filed by BlackRock, Inc. on EDGAR, subject to change.

As Of October 1, 2023 Updated By: Jackson Legal, Office Of The Corporate Secretary

Affiliates

Company	State / Country of Organization	Control/Ownership Publicly Traded indicated in red Broker/Dealer indicated in green
Allied Life Brokerage Agency, Inc.	Iowa	100% Jackson National Life Insurance Company
Brier Capital LLC	Michigan	100% Brooke Life Insurance Company
Brooke Life Insurance Company	Michigan	100% Jackson Holdings LLC
Hermitage Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson Charitable Foundation, Inc.	Michigan	100% Jackson National Life Insurance Company
Jackson Finance LLC	Michigan	100% Jackson Financial Inc.
Jackson Holdings LLC	Delaware	100% Jackson Financial Inc.
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life (Bermuda) Ltd.	Bermuda	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	Broker/Dealer / Identifiers: CRD#: 40178; SEC#: 8-48984 100% Jackson National Life Insurance Company
Jackson National Life Insurance Agency, LLC	Illinois	100% Jackson National Life Distributors LLC
Jackson National Life Insurance Company	Michigan	100% Brooke Life Insurance Company
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
Mission Plans of America, Inc.	Texas	100% Jackson National Life Insurance Company
National Planning Holdings LLC	Delaware	100% Jackson National Life Insurance Company
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PPM America Capital Partners III, LLC	Delaware	60.50% PPM America, Inc.
PPM America Capital Partners IV, LLC	Delaware	34.50% PPM America, Inc.
PPM America Capital Partners V, LLC	Delaware	34% PPM America, Inc.
PPM America Capital Partners VI, LLC	Delaware	32% PPM America, Inc.
PPM America Capital Partners VII, LLC	Delaware	15.18% PPM America, Inc.
PPM America Capital Partners VIII, LLC	Delaware	66.56% PPM America, Inc.
PPM Pomona Capital Partners, LLC	Delaware	61.25% PPM America, Inc.
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.

As Of October 1, 2023 Updated By: Jackson Legal, Office Of The Corporate Secretary

PPM Funds	Massachusetts	Publicly Traded / Company Number: 1298727 87.38% Jackson National Life Insurance Company; 12.42% PPM America, Inc.
PPM Holdings, Inc.	Delaware	100% Jackson Holdings LLC
PPM Loan Management Company 2, LLC	Delaware	Management and Originator Series: 100% PPM America, Inc. Any Retention Series: 100% Jackson National Life Insurance Company
REALIC of Jacksonville Plans, Inc.	Texas	100% Jackson National Life Insurance Company
ROP, Inc.	Delaware	100% Jackson National Life Insurance Company
Squire Capital I LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital II LLC	Michigan	100% Jackson National Life Insurance Company
Squire Reassurance Company II, Inc.	Michigan	100% Jackson National Life Insurance Company
Squire Reassurance Company LLC	Michigan	100% Jackson National Life Insurance Company
VFL International Life Company SPC, Ltd.	Cayman Islands	100% Jackson National Life Insurance Company

As Of October 1, 2023 Updated By: Jackson Legal, Office Of The Corporate Secretary

PPM’s Investment Products and related Entities where ultimate JFI ownership is greater than 5%[7]	State / Country of Organization
AA GP Solutions Fund, L.P.	Delaware
AA MMF 1 Holdco L.P.	Delaware
AA Pencil Holdings LP	Delaware
AA WH Holdco, L.P.	Delaware
AG Essential Housing Fund II, L.P.	Delaware
AHVF II (AIV II) LP	Delaware
AIOF II ELECTRA AIV (MF), L.P.	Delaware
AIOF II VANIR AIV (MF), L.P.	Delaware
Apollo Core Infrastructure Feeder Fund, L.P.	Delaware
Apollo Infrastructure Opportunities Fund II, L.P.	Delaware
Apollo Royalties Fund I, L.P.	Delaware
AOP Finance Partners, L.P.	Delaware
B2B Solutions, LLC	Delaware
Calera XXII, LLC	Delaware
Calera XXIII, LLC	Delaware
Centre Capital Non-Qualified Investors V AIV-ELS LP	Delaware
Centre Capital Non-Qualified Investors V LP	Delaware
CEP IV-A CWV AIV Limited Partnership	Ontario
CEP IV-A Davenport AIV LP	Ontario
CEP IV-A NMR AIV Limited Partnership	Ontario
Clairvest Equity Partners IV-A Limited Partnership	Ontario
CSHC Co-Invest Unblocked, LLC	Delaware
DCA Hudson Co-Investor, LP	Delaware
Fashionphile Group, LLC	Delaware
GCI Holding Corporation	Delaware
Island NYC Recovery Fund I, L.P.	Delaware
Haveli VC Gaming Fund I, LP	Delaware
JFL-IPR Co-Invest Partners, L.P.	Delaware

As Of October 1, 2023 Updated By: Jackson Legal, Office Of The Corporate Secretary

MDP SM Holdings, LLC	Delaware
Motive Capital Fund II-A, L.P.	Delaware
Metalmark NNE Holdings, LLC	Delaware
NewSpring Deposco Investor LLC	Pennsylvania
NewSpring Fashionphile Holdings LLC	Pennsylvania
NewSpring Growth Capital III, L.P.	Delaware
NNN AGP Opportunities Fund, L.P.	Delaware
NNN AGP Opportunities Fund II, L.P.	Delaware
NNN AGP Opportunities Fund III, L.P.	Delaware
NOVA Infrastructure Fund I L.P.	Delaware
NOVA Infrastructure Holdings L.P.	Delaware
NSG III S2S Unblocked L.P.	Delaware
NSG V Unblocked AIV L.P.	Delaware
Old Hickory Fund I, LLC	Delaware
PPM America Private Equity Fund III LP	Delaware
PPM America Private Equity Fund IV LP	Delaware
PPM America Private Equity Fund V LP	Delaware
PPM America Private Equity Fund VI LP	Delaware
PPM America Private Equity Fund VII LP	Delaware
PPM America Private Equity Fund VIII-A LP	Delaware
PPM CLO 2018-1 Ltd.	Cayman Islands
PPM CLO 2018-1, LLC	Delaware
PPM CLO 2 Ltd.	Cayman Islands
PPM CLO 2, LLC	Delaware
PPM CLO 3 Ltd.	Cayman Islands
PPM CLO 3, LLC	Delaware
PPM CLO 4 Ltd.	Cayman Islands
PPM CLO 4, LLC	Delaware
PPM CLO 5 Ltd.	Cayman Islands

As Of October 1, 2023 Updated By: Jackson Legal, Office Of The Corporate Secretary

PPM CLO 5, LLC	Delaware
PPM CLO 6 Ltd.	Cayman Islands
PPM CLO 6, LLC	Delaware
Pretium Olympus JV, L.P.	Delaware
RCP Fund II Co-Invest – Beacon 2, LP	Delaware
RCP Fund II Co-Invest-CEI 2, L.P.	Delaware
SEP V HL Holdings II, LP	Delaware
SFR Delos Partners, L.P.	Delaware
THMI, Inc.	Delaware
Wolfcamp Co-Investors, LP	Delaware
Wynnefield Private Equity Partners I, LP	Delaware
AA Tundra Investor, L.P.	Delaware
AEP Fund VI Pace Holdings, L.P.	Delaware
AIOF II Njord Debt Aggregator, L.P.	Delaware
American Packing & Gasket Holdings, LLC	Delaware
Apollo USREF III Royce Holdings LP	Delaware
ASG Co-Investment Vehicle, LP	Delaware
Calera XXI, LLC	Delaware
Calera XXIV, LLC	Delaware
Carlyle Infrastructure Credit Fund Note Issuer, L.P	Delaware
CEP V-A CS AIV Limited Partnership	Delaware
CEP V-A DMS AIV LP	Delaware
CEP V-A DR AIV Limited Partnership	Delaware
CEP V-A Mass AIV Limited Partnership	Delaware
CEP V-A WBLI AIV LP	Delaware
CEP VI-A AEP AIV Limited Partnership	Delaware
Chartwell Investments II, LP	Delaware
CIABB Holdings, LLC	Delaware
CIVH Holdings, LLC	Delaware

As Of October 1, 2023 Updated By: Jackson Legal, Office Of The Corporate Secretary

CIVH Holdings II LLC	Delaware
Clairvest Equity Partners VI-A	Canada
CPS Performance Materials Holdings	Delaware
Family Bakery Holdings, LLC	Delaware
FH VH Co-Invest Aggregator, LP	Delaware
GFF Holdco LP	Delaware
LBR Co-Invest DebtCo, LP	Delaware
LBR Co-Invest EquityCo, LP	Delaware
LCLA3 Brazil Holdings, LP	Ontario
LCLA Daylight, LP	Delaware
Leeds Astra Investors, LLC	Delaware
LJ Broder Co-Invest LLC	Delaware
LION Co-Invest LP	Delaware
LM Matthews Holdings III LLC	Delaware
LM Matthews Holdings III-A LLC	Delaware
Lovell Minnick Equity Partners III, L.P.	Delaware
Lovell Minnick Equity Partners Tailwind Co-Invest I LP	Delaware
Novacap TMT VI Co-Investment (Cadenza), L.P.	Quebec
Sabrosura Super Holdings LLC	Delaware
Seidler Equity Partners IV, L.P.	Delaware
Seidler Equity Partners VII LP	Delaware
SEP V HL Holdings, LP	Delaware
SPC Investments Co. LP	Delaware
Star2Star Holdings, LLC	Delaware
VS Professional Training Holdco, LP	Delaware
Woodland Graham Holdings, LLC	Delaware
YT Brigham Co Investments Partners LP	Delaware

7 Based on most recently available information.

As Of October 1, 2023 Updated By: Jackson Legal, Office Of The Corporate Secretary

Open-End Management Investment Companies Registered with the U.S. Securities and Exchange Commission, in accord with the provisions of the 1940 Act
JNL Investors Series Trust
JNL Series Trust
PPM Funds

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As Of October 1, 2023 Updated By: Jackson Legal, Office Of The Corporate Secretary